UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

FUSE SCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22991	87-0460247
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5510 Merrick Rd., Massapequa, NY 11758
(Address of Principal Executive Office) (Zip Code)

(516) 659-7558
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2014, Fuse Science, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada which (i) effected a 1-for-10 reverse stock split of the Company’s common stock; (ii) reduced the number of shares of common stock authorized for issuance by the company from 800,000,000 to 80,000,000, and (iii) reduced the par value of the Company’s common stock from $0.001 per share to $0.0001 per share. The Certificate of Amendment was effective upon filing.

The amendment will not affect public trading until the Financial Industry Regulatory Authority completes its review of the notice to be filed by the Company.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Articles of Amendment to the Articles of Incorporation, filed December 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE SCIENCE, INC.

Date: December 9, 2014	By:	/s/ Ezra Green
Name: Ezra Green
Title: Chief Executive Officer